EXHIBIT (B) 99.1

                                                                    Exhibit 99.1


     Certification  Pursuant to 18 U.S.C.  Section 1350, as Adopted  Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of United Bancshares, Inc. (the "Company") on the Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Evelyn
F. Smalls, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.




/s/ Evelyn F. Smalls
-----------------------
Evelyn F. Smalls
Chief Executive Officer
March 31, 2003